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                     EXHIBIT C

      REPRESENTATION AGREEMENT CONCERNING THE
     REGISTRATION STATEMENT AND THE PROSPECTUS

REPRESENTATION AGREEMENT ("Agreement") dated as of
the     day of       September, 1999, by and among World
Monitor Trust II (the "Trust"), a business trust organized under Chapter 38 of Title 12 of the Delaware Code (the "Delaware Act"), Prudential
Securities Incorporated, a Delaware corporation
("Prudential Securities"), Prudential Securities
Futures Management Inc., a Delaware corporation
(the "Managing Owner"), Wilmington Trust Company, a
Delaware corporation (the "Trustee") and Campbell &
Company, Inc., a Maryland corporation (the
"Advisor").

              W I T N E S S E T H:

WHEREAS, the Trust proposes to make an initial public offering (the "Offering") of limited liability interests in the Trust (the "Interests") issuable in multiple series (the "Series"), each separately managed by a different professional commodity trading advisor through Prudential
Securities Incorporated ("Prudential Securities"), an affiliate of the Managing Owner, and in connection therewith, the Trust intends to file with the U.S. Securities and Exchange Commission
(the "SEC"), pursuant to the U.S. Securities Act of
1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Interests in Series F, and as a part thereof a prospectus
(which registration statement, together with all amendments thereto, shall be referred to herein as the "Registration Statement" and which prospectus in final form, together with all amendments and supplements thereto, shall be referred to herein as the "Prospectus"); and

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WHEREAS, the Trust and the Managing Owner entered
into an agreement with the Advisor, dated as of September ___,1999 (the "Advisory Agreement"), pursuant to which the Advisor has agreed to act as a commodity trading advisor to the Trust with respect to the portion of the Trust Estate represented by Series F Interests; and

WHEREAS, the parties hereto wish to set forth their duties and obligations to each other with respect to the Registration Statement as of its effective date and the Prospectus as of the date(s) on which subscribers' funds are transferred to the portion of the Trust Estate represented by Series F
Interests ("Closing Dates(s)").

NOW, THEREFORE, the parties agree as follows:

1.   Representations and Warranties of the Advisor.
The Advisor hereby represents and warrants to Prudential Securities, the Trust, the Trustee and the Managing Owner that:

a. All references in the Registration Statement, consented to in writing by the Advisor in the form attached hereto as Exhibit A, as of its effective date and the Prospectus as of the Closing Date to
(i) the Advisor and its affiliates, and the controlling persons, shareholders, directors, officers and employees of any of the foregoing,
(ii) the Advisor's Trading Approach (as defined in the Advisory Agreement) and (iii) the actual past performance of discretionary accounts directed by the Advisor or any principal thereof, including the notes to the tables reflecting such actual past performance (hereinafter referred to as the Advisor's "Past Performance History") are complete

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and accurate in all material respects, and as to
such persons, the Advisor's Trading Approach and the Advisor's Past Performance History, and the information related thereto in the Registration
Statement as of its effective date and the Prospectus as of each Closing Date, contain all information required to be included therein by the Commodity Exchange Act, as amended (the "CE Act"), and the regulations (including interpretations thereof) thereunder, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading. The Advisor also represents and warrants as to the accuracy and completeness in all material respects of the underlying data made available by the Advisor to the Trust and the Managing Owner for purposes of preparing the pro forma performance tables, it being understood that no representation or warranty is being made with respect to the pro forma performance tables or notes thereto. The term "principal" in this Agreement shall have the same meaning as that term in Commodity Futures Trading Commission (the
"CFTC") Regulation S 4.10(e) under the CE Act.

b.   The Advisor will not distribute the
Registration Statement, the Prospectus and/or the selling materials related thereto, except as may be requested by the Managing Owner in connection with "road show" presentations or otherwise.

c. This Agreement and the Advisory Agreement have been duly and validly authorized, executed and delivered on behalf of the Advisor and each is a valid and binding agreement enforceable in accordance with its terms. The performance of the Advisor's obligations under this Agreement and the consummation of the transactions set forth in this Agreement, in the Advisory Agreement and in the

                        3

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Registration Statement as of its effective date and
Prospectus as of the Closing Date are not contrary to the provisions of the Advisor's formation documents, or to the best of its knowledge, any applicable statute, law or regulation of any jurisdiction, and will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order to which the Advisor is a party or by which the Advisor is bound.

d. The Advisor has all governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under the Advisory Agreement and this Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date including, without limitation, registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the National Futures Association (the
"NFA"), and it will maintain and renew any required licenses, registrations, approvals or memberships during the term of the Advisory Agreement.

e. On the date hereof, the Advisor is, and at all times during the term of this Agreement will be, a corporation duly formed and validly existing and in good standing under the laws of its jurisdiction of incorporation and in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be so qualified would materially adversely affect the Advisor's ability to perform its obligations hereunder or under the Advisory Agreement. The Advisor has full

                       4
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capacity and authority to conduct its business and
to perform its obligations under this Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

f.   Subject to adequate assurances of
confidentiality, and as requested of the Managing
Owner, the Advisor has supplied to or made available for review by the Managing Owner and Prudential Securities (and if requested by the Managing Owner and Prudential Securities to its designated auditor) all documents, statements, agreements and workpapers requested by them relating to all accounts covered by the Advisor's
Past Performance History in the Registration
Statement as of its effective date and the Prospectus as of the Closing Date which are in the Advisor's possession or to which it has access;
provided, however, that the Advisor may, in its sole discretion withhold from any such inspection the identity of the clients for whom any such accounts are maintained.

g.   Without limiting the generality of paragraph a.
of this Section 1, neither the Advisor nor any of its principals has managed, controlled or directed, on an overall discretionary basis, the trading for any commodity account which is required by CFTC regulations and the rules and regulations under the 1933 Act to be disclosed in the Registration
Statement as of its effective date and the Prospectus as of the Closing Date which is not set forth in the Registration Statement as of its effective date and in the Prospectus as of the Closing Date as required.

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h.   The Advisor does not provide any services to
any persons or conduct any business involving advice with respect to investments other than Commodities (as defined in the Advisory Agreement), except as has been disclosed in writing to the Managing Owner. The Advisor is not required to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the
"Advisers Act"), but voluntarily may so register in the future.

i. As of the date hereof, there has been no material adverse change in the Advisor's Past
Performance History as set forth in the
Registration Statement or in the Prospectus under the caption "SERIES F Past Performance For All Of
Its Clients" which has not been communicated in writing to and received by the Managing Owner and Prudential Securities or their counsel.

j. Except for subsequent performance, as to which no representation is made, since the date of the Advisory Agreement, (i) there has not been any material adverse change in the condition, financial or otherwise, of the Advisor or in the earnings, affairs or business prospects of the Advisor, whether or not arising in the ordinary course of business.

k.   Except as disclosed in the Registration
Statement and in the Prospectus, there is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Advisor or its principals is a party, or to which any of the assets of the Advisor is subject which reasonably might be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Advisor or which reasonably might be expected to materially

                        6
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adversely affect any of the material assets of the
Advisor or which reasonably might be expected to
(A) impair materially the Advisor's ability to discharge its obligations to the Trust or (B) result in a matter which would require disclosure in the Registration Statement and/or Prospectus;
furthermore the Advisor has not received any notice of an investigation by the NFA regarding non-compliance with its rules or the CE Act, the CFTC regarding non-compliance with the CE Act, or the rules and regulations thereunder or any exchange regarding non-compliance with the rules of such exchange which investigation reasonably might be expected to materially impair the Advisor's ability to discharge its obligations under this Agreement or the Advisory Agreement.

2. Covenants of the Advisor. If, at any time during the term of the Advisory Agreement, the Advisor discovers any fact, omission or event, or that a change of circumstances has occurred, which would make the Advisor's representations and warranties in Section 1 of this Agreement inaccurate or incomplete in any material respect, or which might reasonably be expected to render the Registration Statement or Prospectus, with respect to (i) the Advisor or its principals, (ii) the Advisor's Trading Approach or (iii) the Advisor's
Past Performance History, untrue or misleading in any material respect, the Advisor will provide prompt written notification to the Trust, the Managing Owner and Prudential Securities of any such fact, omission, event or change of circumstance, and the facts related thereto, and it is agreed that the failure to provide such notification or the failure to continue to be in

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compliance with the foregoing representations and
warranties during the term of the Advisory
Agreement as soon as practicable following such notification shall be cause for the Trust and the Managing Owner to terminate the Advisory Agreement with the Advisor on prior written notice to the Advisor. The Advisor also agrees that, during the term of the Advisory Agreement, from and after the Effective Date of the Registration Statement and for so long as Interests in the Trust are being offered, whether during the Initial Offering Period or during the Continuous Offering Period (as those terms are described in the Prospectus), it will provide Prudential Securities, the Trust and the Managing Owner with updated month-end information relating to the Advisor's Past Performance History, as required to be disclosed in the performance tables relating to the performance of the Advisor in the Prospectus under the caption "SERIES F --
Past Performance For All Of Its Clients" beyond the periods disclosed therein. The Advisor shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

3.   Modification of Registration Statement or
Prospectus. If any event or circumstance occurs as a result of which it becomes necessary, in the judgment of the Managing Owner and Prudential
Securities, to amend the Registration Statement in order to make the Registration Statement not materially misleading or to amend or to supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time it is delivered to a subscriber, or if it is otherwise necessary in order to permit the Trust to continue to offer its Interests subsequent to the Initial Offering Period subject to the limitations set forth in the Advisory Agreement, the Advisor will furnish such information with respect to itself and its principals, as well as its Trading Approach and Past Performance History as the Managing Owner or
Prudential Securities may reasonably request, and will cooperate to the extent reasonably necessary in the preparation of any required amendments or supplements to the Registration Statement and/or the Prospectus.

4. Advisor's Closing Obligations. On or prior to the Closing Date with respect to the initial offering of Series F Interests (the "Initial
Closing Date"), and thereafter, only if requested, on or prior to each closing date during the continuous offering of Series F Interests (each a "Subsequent Closing Date"), the Advisor shall deliver or cause to be delivered, at the expense of the Advisor, to Prudential Securities, the Trust and the Managing Owner, the reports, certificates, documents and opinions described below addressed to them and, except as may be set forth below, dated the Initial Closing Date or the Subsequent Closing
Date, as appropriate (provided that the Advisor shall not be obligated to provide a certificate of good standing or an opinion of its counsel more frequently than once per annum absent good cause shown). Unless the context otherwise requires, the Initial Closing Date and each Subsequent Closing
Date shall each be referred to as a "Closing Date."

a. A report from the Advisor which shall present, for the period from the date after the last day covered by the Advisor's Past Performance History as set forth under "SERIES F -- Past Performance For
All Of Its Clients" in the Prospectus to the latest practicable month-end before the Closing Date, figures which shall show the actual past performance of the Advisor (or, if such actual past performance information is unavailable, then the estimated past performance) for such period, and which shall certify that, to the best of the Advisor's knowledge, such figures are complete and accurate in all material respects.

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b.   A certificate of the Advisor in the form
proposed prior to the Closing Date by counsel to Prudential Securities, the Trust and the Managing
Owner, with such changes in such form as are proposed by the Advisor or its counsel and as are acceptable to Prudential Securities, the Trust and the Managing Owner and their counsel so as to make such form mutually acceptable to Prudential
Securities, the Trust, the Managing Owner, the
Advisor and their respective counsel, to the effect that:

      (i)   The representations and warranties of
the Advisor in Section 1 of this Agreement are true and correct in all material respects on the date of the certificate as though made on such date.

      (ii)   Nothing has come to the Advisor's
attention which would cause the Advisor to believe that, at any time from the time the Registration
Statement initially became effective to the Closing
Date, the Registration Statement, as amended from time to time, or the Prospectus, as amended or supplemented from time to time, with respect to the Advisor, or its affiliates, and controlling persons, shareholders, directors, officers or employees of any of the foregoing, or with respect to the Advisor's Trading Approach or Past
Performance History, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading.

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(iii)   The Advisor has performed all covenants
and agreements herein contained to be performed on its part at or prior to the Closing Date.

c. A certificate of the Advisor (together with such supporting documents as are set forth in such certificate), in the form proposed prior to the Closing Date by counsel to Prudential Securities, the Trust and the Managing Owner, with such changes in such form as are proposed by the Advisor or its counsel and are acceptable to Prudential
Securities, the Trust and the Managing Owner and their counsel so as to make such form mutually acceptable to Prudential Securities, the Trust, the Managing Owner, the Advisor and their respective counsel, with respect to, (i) the continued effectiveness of the organizational documents of the Advisor, (ii) the continued effectiveness of the Advisor's registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the NFA and (iii) the incumbency and genuine signature of the President and Secretary of the Advisor.

d. A certificate from the state of formation of the Advisor, to be dated at, on or around the Closing Date, as to its formation and good standing.

e. An opinion or opinions of counsel, in form and substance satisfactory to the Trust, the Managing
Owner and Prudential Securities and their counsel
(which they will not unreasonably object to), dated the Closing Date, to the following effect:

         (i)   The Advisor is a duly formed and
validly existing corporation in good standing under the laws of the state of its formation and, if

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different, the state where it conducts its primary
business activity, and the Advisor has full corporate power and authority under its Certificate of Incorporation to perform its obligations under the Advisory Agreement and under this Agreement and to act as described in the Registration Statement as of its effective date and in the Prospectus as of the Closing Date.

         (ii)   Each of the Advisory Agreement and
this Agreement have been duly and validly authorized, executed and delivered on behalf of the Advisor, and assuming the due execution and delivery of each such Agreement by the Trust, Prudential Securities, the trustee and the Managing
Owner, as applicable, each such agreement constitutes the legal, valid and binding obligations of the Advisor, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting creditors rights generally, or by applicable principles of equity, whether in an action at law or in equity, and except that the enforceability of the indemnification, exculpation, and severability provisions may be limited under applicable federal or state securities, commodities and other laws or by public policy; and the execution and delivery of such agreements and the incurrence of the obligations thereunder and the consummation of the transactions set forth in such agreements and in the Prospectus will not violate or result in a breach of the Advisor's formation documents, and, to the best of such counsel's knowledge, after due

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inquiry, will not result in any violation, breach
or default under any term or provision of any undertaking, contract, agreement or order to which the Advisor is a party or by which the Advisor is bound.

(iii)   Subject to subparagraph (iv) of this
Section 4.e, to the best of such counsel's knowledge, after due inquiry, the Advisor has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary in order to perform its obligations under the Advisory Agreement and under this Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date (including, without limitation, registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the NFA), and such licenses, registrations and approvals have not, to the best of such counsel's knowledge, after due inquiry, been rescinded, revoked or otherwise removed.

         (iv)   Assuming that the Trust is
operated as described in the Prospectus, the Advisor is not required to be licensed or registered as an investment adviser under the Advisers Act (even if it voluntarily is so registered), or to such counsel's knowledge, without independent investigation, as an investment adviser or commodity trading advisor under the laws of New York and Maryland, in order to perform its

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obligations under the Advisory Agreement or under
this Agreement, or to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date. The foregoing opinion may be qualified by the fact that such counsel is not admitted to practice law in all jurisdictions, and by the fact that in rendering its opinion such counsel has relied solely upon an examination of the Blue Sky securities laws and related rules, regulations, and administrative determinations, if any, promulgated thereunder, of the various jurisdictions as reported in customarily relied upon standard compilations, and upon such counsel's understanding of the various conclusions expressed, formally or informally, by administrative officials or other employees of the various regulatory or other governmental agencies or authorities concerned.

         (v)   To such counsel's knowledge
without independent investigation, except as described in the Prospectus or in a schedule delivered by counsel to Prudential Securities and the Managing Owner prior to the date hereof, there is no pending or threatened suit or proceeding, known to such counsel, before or by any court, governmental or regulatory body or arbitration panel to which the Advisor or any of the assets of the Advisor or any of its principals is subject and which reasonably might be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Advisor or any of its principals or which reasonably might be expected materially adversely to affect any of

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the assets of the Advisor or any of its principals
or which reasonably might be expected to (A) impair materially the Advisor's ability to discharge its obligations to the Trust or (B) result in a matter which would require disclosure in the Registration
Statement or Prospectus; and, to the best of such counsel's knowledge, neither the Advisor nor any of its principals has received any notice of an investigation by (i) the NFA regarding non-compliance with its rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act or
(iii) any exchange, regarding non-compliance with its rules, which investigation reasonably might be expected to (A) impair materially the Advisor's ability to discharge its obligations to the Trust or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus.

         (vi)   With respect to the Advisor and
its affiliates, and controlling persons, shareholders, directors, officers and employees of any of the foregoing, and with respect to the Advisor's Trading Approach, nothing has come to the attention of such counsel that leads such counsel to believe that the Registration Statement (at the time it initially became effective and at the time any post-effective amendment thereto became effective) or the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or which is necessary to make the statements therein
(with respect to the Prospectus, in light of the circumstances in which they are made) not misleading, except that such counsel is not

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required to express any opinion or belief as to the
financial statements or other financial or statistical data, past performance tables, notes, or descriptions thereto or other past performance information contained in the Registration Statement or the Prospectus.

In rendering the foregoing opinions, such counsel may rely (i) as to matters of fact, on a certificate of an officer of the Advisor, unless such counsel has actual knowledge otherwise, and
(ii) as to matters of law of states other than that in which they are licensed to practice law, upon the opinions of other counsel, in each case satisfactory in form and substance to counsel to the Managing Owner and Prudential Securities, and such counsel shall state that they believe the Managing Owner and Prudential Securities may rely on them.

5.   Advisor Acknowledgements.  The Advisor
acknowledges that: (i) it may be a condition to each closing under the Underwriting Agreement that Prudential Securities shall have received, at no cost to the Advisor, letter(s) from certified public accountants or other reputable professionals selected by Prudential Securities with respect to the Past Performance History of the Advisor as set forth in the Underwriting Agreement, (ii) the Trust may at any time withdraw the Registration Statement from the SEC or otherwise terminate the Registration Statement or the offering of Interests, and upon any such withdrawal or termination or if the "minimum" number of Interests, as described in the Prospectus, is not sold, this Agreement shall terminate and none of the parties hereto shall have any obligation to any other party pursuant to this Agreement, except pursuant to Section 10 of this Agreement to the extent that such section is applicable.

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6.   Representations and Warranties of the Trust and
the Managing Owner. The Managing Owner hereby represents and warrants (on its own behalf and on behalf of the Trust, as applicable) to the Advisor that:

a. On the date hereof, the Trust is, and at all times during the term of this Agreement and the Advisory Agreement will be, a duly formed and validly existing business trust in good standing under the laws of the State of Delaware and at all times during the term of this Agreement and the Advisory Agreement will be in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be so qualified materially adversely would affect its ability to perform its obligations under this Agreement and the Advisory Agreement and to operate as described in the Prospectus, and the Managing
Owner is, and at all times during the term of this Agreement and the Advisory Agreement will be, a duly formed and validly existing corporation in good standing under the laws of the State of Delaware and is, and at all times during the term of this Agreement and the Advisory Agreement will be, in good standing and qualified to do business as a foreign corporation in the State of New York and in each other jurisdiction in which the nature or conduct of its business requires such qualifications and in which the failure to be so qualified materially adversely would affect its ability to act as Managing Owner of the Trust and to perform its obligations hereunder and under the Advisory Agreement, and each has full capacity and authority to conduct its business and to perform its obligations under this Agreement and the

Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

b.   Each of this Agreement and the Advisory
Agreement has been duly and validly authorized, executed and delivered on behalf of the Trust and the Managing Owner, is a valid and binding agreement of the Trust and the Managing Owner and is enforceable in accordance with its terms. The performance of the Trust's and the Managing Owner's obligations under this Agreement and under the Advisory Agreement, and the consummation of the transactions set forth in this Agreement and the Advisory Agreement, and in the Registration
Statement as of its effective date and Prospectus as of the Closing Date are not contrary to the provisions of the Trust's First Amended and Restated Declaration of Trust and Trust Agreement
(the "Trust Agreement"), Certificate of Trust or the Managing Owner's Certificate of Incorporation or By-Laws, respectively, any applicable statute, law or regulation of any jurisdiction and will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order, to which the Trust or the Managing Owner, is a party or by which the Trust or the Managing Owner is bound.

c. Each of the Trust and the Managing Owner has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform their obligations under this Agreement and under the Advisory Agreement and to act as described in the Registration Statement as of its effective date and in the Prospectus as of the Closing Date
(including, without limitation, the Managing
Owner's registration as a commodity pool operator

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under the CE Act and membership as a commodity pool
operator with the NFA) and will maintain and renew any required licenses, registrations, approvals and memberships required during the term of this Agreement and the Advisory Agreement.

d. The Trust is not required to be registered as an investment company under the Investment Company
Act of 1940, as amended (the "Investment Company
Act").

e. All authorizations, consents or orders of any court or of any federal, state or other governmental or regulatory agency or body required for the valid authorization, issuance, offer and sale of the Interests have been obtained, and no order preventing or suspending the use of the Prospectus with respect to the Interests has been issued by the SEC, the CFTC or the NFA. The
Registration Statement as of its effective date and the Prospectus as of the Closing Date contain all statements which are required to be made therein, conform in all material respects with the requirements of the 1933 Act and the CE Act, and the rules and regulations of the SEC and the CFTC, respectively, thereunder, and with the rules of the NFA and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading; and at all times subsequent hereto up to and including the date of termination of the Initial Offering Period and any Subsequent Offering Period, the Registration
Statement as of its effective date and the Prospectus as of the Closing Date will contain all statements required to be made therein and will conform in all material respects with the requirements of the 1933 Act and the CE Act, and the rules and regulations of the SEC and the CFTC, respectively, thereunder, and with the rules of the NFA and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Managing Owner, the Trust or to Prudential Securities by or on behalf of the Advisor for the express purpose of inclusion in the Registration Statement or the Prospectus including, without limitation, references to the Advisor and its affiliates, and controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's Trading Approach and Past
Performance History provided such references have been approved.

f. The Registration Statement as of its effective date and the Prospectus as of the Closing Date have been delivered to the Advisor.

g. There is no pending, or to its knowledge, threatened or contemplated action, suit or proceeding before any court or arbitration panel or before or by any governmental, administrative or self-regulatory body to which the Trust, the Managing Owner or the principals of either is a party, or to which any of the assets of any of the foregoing persons is subject, which might reasonably be expected to result in any material adverse change in their condition (financial or otherwise), business or prospects or reasonably might be expected to affect adversely in any material respect any of their assets or which reasonably might be expected to materially impair their ability to discharge their obligations under this Agreement or under the Advisory Agreement; and neither the Trust nor the Managing Owner has received any notice of an investigation by (i) the NFA regarding non-compliance with NFA rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act or the rules and regulations thereunder or (iii) any exchange regarding non-compliance with the rules of such exchange which investigation reasonably might be expected to materially impair the ability of each of the Trust and the Managing
Owner to discharge its obligations under this Agreement or under the Advisory Agreement.

7.   Covenants of the Managing Owner and the Trust.
If, at any time during the term of the Advisory
Agreement, the Managing Owner or the Trust discovers any fact, omission or event or that a change of circumstance has occurred which would make the Managing Owner's or the Trust's representations and warranties in Section 6 of this Agreement inaccurate or incomplete in any material respect, the Trust or the Managing Owner, as appropriate, promptly will provide written notification to the Advisor of such fact, omission, event or change of circumstance and the facts related thereto. The Managing Owner and the Trust shall provide the Advisor with a copy of each amendment to the Registration Statement and amendment or supplement to the Prospectus, and no amendment to the Registration Statement or amendment or supplement to the Prospectus which contains any statement or information regarding the Advisor will be filed or used unless the Advisor has received reasonable prior notice and a copy thereof and has consented in writing to such statement or information being filed and used.

8.   Trust's and Managing Owner's Closing
Obligations.  On or prior to the Initial Closing
Date, and thereafter on or prior to each Subsequent
Closing Date, if the Trust and the Managing Owner have requested that the Advisor provide certificates, documents and opinions pursuant to
Section 4 of this Agreement, the Trust and the Managing Owner shall deliver or cause to be delivered to the Advisor, the certificates, documents and opinions described below addressed to the Advisor and, except as may be set forth below, dated each such Closing Date:

a.   Certificates of the Trust and the Managing
Owner, addressed to the Advisor, in the form proposed prior to the Closing Date by counsel to the Trust and the Managing Owner with such changes in such form as are proposed by the Advisor or its counsel and are acceptable to the Trust, the Managing Owner and their counsel so as to make such form mutually acceptable to the Trust, the Managing
Owner, the Advisor and their respective counsel, with respect to, as applicable, (i) the continued effectiveness of the Trust Agreement and the Certificate of Trust of the Trust and the Certificate of Incorporation and By-Laws of the Managing Owner, (ii) the continued effectiveness of the registration of the Managing Owner as a commodity pool operator under the CE Act and membership as a commodity pool operator with the NFA and (iii) the incumbency and genuine signature of the President and Secretary of the Managing
Owner.

b. Certificates from the States of Delaware and New York with respect to each of the Trust and the Managing Owner to be dated at, on or around the Closing Date as to the formation and good standing of the Trust and the Managing Owner.

c.   Certificates of the Trust and the Managing
Owner in the form proposed prior to the Closing
Date by counsel to the Trust and the Managing Owner with such changes in such form as are proposed by the Advisor or its counsel and are acceptable to the Trust, the Managing Owner and their counsel so as to make such form mutually acceptable to the Trust, the Managing Owner, the Advisor and their respective counsel, to the effect that:

         (i)   The representations and warranties
in Section 6 of this Agreement are true and correct in all material respects on the date of the certificates as though made on such date, and

         (ii)   The Trust and the Managing Owner
have each performed all covenants and agreements herein contained to be performed on their part at or prior to the Closing Date.

d. An opinion letter of Rosenman & Colin LLP, dated the Closing Date, in form and substance satisfactory to the Advisor, as follows:

         (i)   The Trust is a duly created and
validly existing business trust in good standing under the Delaware Act, with requisite power and authority under the Delaware Act, its Trust
Agreement and its Certificate of Trust to perform its obligations under this Agreement and under the Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

         (ii)   The Managing Owner is a duly
formed and validly existing corporation in good standing under the laws of the State of Delaware and is duly qualified to conduct business as a foreign corporation in good standing in the State of New York. The Managing Owner has full corporate power and authority under its Certificate of Incorporation, By-Laws and the General Corporation
Law of the State of Delaware to perform its obligations under this Agreement and under the Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

   (iii)   Each of this Agreement and the
Advisory Agreement has been duly and validly authorized or ratified, executed and delivered on behalf of each of the Trust and the Managing Owner, and, assuming due execution and delivery of each such Agreement by the Advisor, each agreement constitutes the legal, valid and binding obligations of the Trust and the Managing Owner, respectively, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting creditors rights generally, or by applicable principles of equity, whether in an action at law or in equity, and except that the enforceability of the indemnification provisions may be limited under applicable federal or state securities, commodities and other laws or by public policy; and the execution and delivery of such agreements and incurrence of the obligations thereunder and the consummation of the transactions set forth in such agreements and in the Prospectus will not violate or result in a breach of their formation documents, and, to the best of such counsel's knowledge, after due inquiry, will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order to which they are parties or by which they are bound.

         (iv)   The Trust is not required to be
registered as an investment company under the Investment Company Act in order to act as described in the Registration Statement as of its effective date and in the Prospectus as of the Closing Date or to perform its obligations under this Agreement or the Advisory Agreement.

         (v)   To the best of such counsel's
knowledge, after due inquiry, all authorizations, consents or orders of any court or of any federal, state or other governmental or regulatory agency or body required for the valid authorization, issuance, offer and sale of Interests have been obtained, including such as may be required under the 1933 Act, including the rules and regulations thereunder, the CE Act, including the rules and regulations thereunder, the rules and regulations of the NFA or the Blue Sky securities laws of any state or of any jurisdiction in which offers and sales were made, and, to the extent of such counsel's knowledge, after reasonable inquiry, no order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued by the SEC, the CFTC, the NFA or any state in which offers and sales of Interests were made nor has any proceeding for the issuance of such an order been instituted or, to the extent of such counsel's knowledge threatened by the SEC, the CFTC, the NFA or any such state. The foregoing may be qualified by the fact that such counsel is not admitted to practice law in all jurisdictions and that in rendering its opinion such counsel shall rely solely upon an examination of the Blue
Sky securities laws and related rules, regulations and administrative determinations, if any, promulgated thereunder, of the various jurisdictions as reported in customarily relied upon standard compilations, and upon such counsel's understanding of the various conclusions expressed, formally or informally, by administrative officials or other employees of the various regulatory or other governmental agencies or authorities concerned.

         (vi)   To the best of such counsel's
knowledge, after due inquiry, each of the Trust and the Managing Owner has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary in order for each of the Trust and the Managing
Owner to perform its obligations under this Agreement and under the Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date (including, without limitation, the Managing Owner's registration as a commodity pool operator under the CE Act and membership as a commodity pool operator with the NFA) and such licenses, registrations and approvals have not, to the best of such counsel's knowledge, after due inquiry, been rescinded, revoked or otherwise removed.

   (vii)   To such counsel's knowledge without
independent investigation, except as described in the Prospectus, or in a schedule delivered by counsel to Prudential Securities and the Managing
Owner prior to the date hereof, there is no pending or threatened suit or proceeding known to such counsel, before or by any court, governmental or regulatory body or arbitration panel to which the Trust and the Managing Owner or any of the assets of the Trust or the Managing Owner or any of their principals is subject and which reasonably might be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Trust or Managing Owner or any of their principals or which reasonably might be expected materially adversely to affect any of the assets of the Trust or Managing Owner or any of their principals or which reasonably might be expected to (A) impair materially the Trust's or Managing Owner's ability to discharge their obligations to the Advisor or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus which is not so disclosed; and, to the extent of such counsel's knowledge, neither the Trust or Managing Owner, nor any of their principals has received any notice of an investigation by (i) the NFA regarding non-compliance with its rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act or
(iii) any exchange, regarding non-compliance with its rules, which investigation reasonably might be expected to (A) impair materially the Trust's or Managing Owner's ability to discharge its obligations to the Advisor or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus which is not so disclosed.

   (viii)   The Registration Statement as of its
effective date and the Prospectus as of the Closing
Date comply as to form in all material respects to the requirements of the 1933 Act, including the rules and regulations thereunder, the CE Act, including the rules and regulations thereunder, and the rules and regulations of the NFA, and nothing has come to the attention of such counsel that leads it to believe that either the Registration
Statement (at the time it initially became effective and at the time any post-effective amendment thereto became effective) or the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or which is necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading, except that such counsel is not required to express any opinion or belief (A) as to the financial statements or other financial or statistical data, past performance tables and notes thereto or other past performance information contained in the Registration Statement or the Prospectus or (B) as to any statements or omissions made in reliance on and in conformity with information furnished by the Advisor for the express purpose of inclusion in the Registration
Statement or the Prospectus including, without limitation, references to the Advisor and its affiliates, controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's Trading Approach and Past Performance
History.

In rendering such opinions, such counsel may rely
(i) as to matters of fact, on a certificate of an officer of the Managing Owner, unless such counsel has actual knowledge otherwise and (ii) as to matters of law of states other than that in which they are licensed to practice law, upon the opinions of other counsel, in each case satisfactory in form and substance to the Advisor and its counsel, and such counsel shall state that they believe the Advisor may rely on them.

9.   Survival of Representations, Warranties and
Covenants. All representations, warranties and covenants in this Agreement or contained in certificates required to be delivered hereunder shall survive the delivery of any payment for the Interests under the Underwriting Agreement and the termination of the Advisory Agreement and this Agreement, with respect to any matter arising while the Advisory Agreement or this Agreement was in effect. Furthermore, all representations, warranties and covenants hereunder shall inure to the benefit of each of the parties to this Agreement and to their respective successors and permitted assigns.

10.   Indemnification.

a. In any action in which Prudential Securities, the Trust, the Trustee or the Managing Owner, or its controlling persons, shareholders, partners, directors, officers and/or employees of any of the foregoing (the "PSI Indemnified Parties") are parties, the Advisor agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense
(including, without limitation, reasonable attorneys' and accountants' fees) ("Losses") to which such persons may become subject, insofar as such Losses arise out of or are based exclusively upon (i) any misrepresentation or material breach of any warranty, covenant or agreement of the

Advisor contained in this Agreement or (ii) any untrue statement of any material fact contained in the Registration Statement or the Prospectus or the omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading, in each case under this subclause (ii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in material conformity with information furnished by the Advisor to the Managing Owner for inclusion in the Registration Statement or Prospectus and approved in writing by the Advisor, in the form attached hereto as Exhibit A, including, without limitation, all information relating to the Advisor and its affiliates, controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's
Trading Approach and Past Performance History, and including, but not limited to, any notification by the Advisor to any such person and given under this Agreement, including liabilities under the 1933
Act, the Exchange Act and the CE Act, and (B) to reimburse each of the foregoing persons for any legal or other fees or expenses reasonably incurred in connection with investigating or defending any action or claim arising out of or based upon any of the foregoing.

b. In any action in which the Advisor, or any of its controlling persons, shareholders, directors, officers and/or employees (the "Advisor Indemnified
Parties") are parties, the Managing Owner agrees
(A) to indemnify and hold harmless the Advisor
Indemnified Parties against any Losses, insofar as such Losses arise out of or are based exclusively upon (i) any misrepresentation or material breach of any warranty, covenant or agreement of the Trust or the Managing Owner contained in this Agreement,
(ii) any untrue statement of any material fact contained in the Registration Statement or the Prospectus or the omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading, (iii) any failure to comply with any legal requirements relating to the Offering of the Interests (including without limitation, any noncompliance with the requirements of the Exchange Act, and/or the 1933 Act, and/or the CE Act, including the rules and regulations thereunder, and or the rules and regulation of the NFA, in each case with respect to the Offering of Interests), or (iv) any claim relating to or involving the Advisor that is not substantiated, resolved or otherwise finally determined, in each case under subclauses (ii) or (iii) hereof, except to the extent that such untrue statement, omission or failure was made in reliance upon and in material conformity with information furnished by the Advisor to the Managing Owner for inclusion in the Registration Statement or the Prospectus including, without limitation, all information relating to the Advisor and its affiliates, controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's
Trading Approach and Past Performance History, and including but not limited to, any notification required and given under this Agreement, including liabilities under the 1933 Act, the Exchange Act and the CE Act, and (B) to reimburse each of the Advisor Indemnified Parties for any legal or other fees or expenses reasonably incurred in connection with investigating or defending any action or claim arising out of or based upon any of the foregoing.
With respect to subclause (iv) above only, the Advisor and the Managing Owner agree to negotiate in good faith a reduction, if any, in the indemnification amount required to be paid pursuant to subclause (iv) above to the Advisor based upon the relative responsibility of the Advisor for circumstances giving rise to the Losses for which indemnification is sought (including, but not limited to, the parties' assessment of the merits of the claim), provided that in the event the Managing Owner and the Advisor fail to agree on the amount of any such reduction after good faith negotiations, they shall submit the matter to binding arbitration in accordance with Section 15 of this Agreement.

c.   None of the indemnifications contained in this
Section 10 shall be applicable with respect to default judgments or confessions of judgment, or to settlements entered into by an indemnified party claiming indemnification without the prior written consent of the indemnifying party.

d. Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, notify the indemnifying party of the commencement thereof;
but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 10 except to the extent, if any, that such failure or delay prejudiced the indemnifying party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it timely notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in the defense therein, and to the extent that it may wish, to assume such defense thereof, with counsel specifically approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 10.
Notwithstanding any other provisions of this
Section 10, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

e. Expenses incurred by an indemnified party in defending a threatened or asserted claim or a threatened or pending action shall be paid by the indemnifying party in advance of final disposition or settlement of such matter, if and to the extent that the person on whose behalf such expenses are paid shall agree in writing to reimburse the indemnifying party in the event indemnification is not permitted under this Section 10 upon final disposition or settlement.

f. The parties hereto acknowledge and agree on their own behalf that the indemnities provided in this Agreement shall be inapplicable in the event of any loss, claim, damage, charge or liability arising out of or based upon, but limited to the extent caused by, any misrepresentation or breach of any warranty, covenant or agreement of any indemnified party to any indemnifying party contained in this Agreement.

11. Limits on Claims. The Advisor agrees that it will not take any of the following actions against the Trust: (i) seek a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Trust in an involuntary case or proceeding under the U.S. Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization, rehabilitation, liquidation or similar law or (B) adjudging the Trust a bankrupt or insolvent or seeking reorganization, rehabilitation, liquidation, arrangement, adjustment or composition of or in respect of the Trust under the U.S. Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or of any substantial part of any of its properties, or ordering the winding up or liquidation of any of its affairs, (ii) seek a petition for relief, reorganization or to take advantage of any law referred to in the preceding clause or (iii) file an involuntary petition for bankruptcy (collectively "Bankruptcy or Insolvency
Action"). In addition, the Advisor agrees that for any obligations due and owing to it by the Trust, the Advisor will look solely and exclusively to the assets of Series F or the Managing Owner, if it has liability in its capacity as Managing Owner, to satisfy its claims and will not seek to attach or otherwise assert a claim against the assets of any other Series or the other assets of the Trust, whether there is a Bankruptcy or Insolvency Action taken. The parties agree that this provision will survive the termination of this Agreement, whether terminated in a Bankruptcy or Insolvency Action or otherwise.

12. Subordination Agreement. Each of the Advisor, the Managing Owner and the Trustee (the "Potential
Creditor(s)") agrees and consents (the "Consent") to look solely to Series F, the Series For which advisory services are being performed hereunder and assets of Series F (the "Series F Assets") and to the Managing Owner and its assets for payment.
Series F Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of Series F, including, without limitation, funds delivered to the Trust for the purchase of interests in Series F. In furtherance of the Consent, the Potential Creditors agree that (i) any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, "Claims") incurred, contracted for or otherwise existing arising from, related to or in connection with the Trust and its assets and Series F and Series F Assets, shall be subject to the following limitations:

a.   Subordination of certain claims and rights:
(i) except as set forth below, the Claims, if any, of the Potential Creditors (the "Subordinated
Claims") shall be expressly subordinate and junior in right of payment to any and all other Claims against the Trust and any Series thereof, and any of their respective assets, which may arise as a matter of law or pursuant to any contract;
provided, however, that the Potential Creditors'
Claims (if any) against Series F shall not be considered Subordinated Claims with respect to enforcement against and distribution and repayment from Series F, the Series F Assets and the
Managing Owner and its assets; and provided further that the Potential Creditors' valid Claims, if any, against Series F shall be pari passu and equal in right of repayment and distribution with all other valid Claims against Series F and (ii) the Potential Creditors, individually or collectively, will not take, demand or receive from any Series or the Trust or any of their respective assets (other than Series F, the Series F Assets and the
Managing Owner and its assets) any payment for the Subordinated Claims;

b. The Claims of each of the Potential Creditors with respect to Series F shall only be asserted and enforceable against Series F, Series F Assets and the Managing Owner and its assets; and such Claims shall not be asserted or enforceable for any reason whatsoever against any other Series, the Trust generally or any of their respective assets;

c. If the Claims of a Potential Creditor against Series F or the Trust are secured in whole or in part, each of the Potential Creditors hereby waives
(under section 1111(b) of the U.S. Bankruptcy Code
(11 U.S.C. S 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any Series (other than Series F), as the case may be;

d. In furtherance of the foregoing, if and to the extent that the Potential Creditors receive monies in connection with the Subordinated Claims from a Series or the Trust (or their respective assets), other than Series F, Series F Assets and the
Managing Owner and its assets, the Potential
Creditors shall be deemed to hold such monies in trust and shall promptly remit such monies to the Series or the Trust that paid such amounts for distribution by the Series or the Trust in accordance with the terms hereof; and

e. The foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.

13. Notices. Any notices under this Agreement required to be given shall be effective only if given or confirmed in writing, shall be deemed given by the party providing notice when received by the party to whom notice is being given and shall be sent certified mail, postage prepaid, or hand delivered, to the following address, or to such other address as a party may specify by written notice to each of the other parties hereto:

If to Prudential Securities:               If to the Trustee:
Prudential Securities Incorporated         Wilmington Trust Company
One Seaport Plaza                          Rodney Square North
199 Water Street                           1100 North Market Street
New York, New York  10292                  Wilmington, Delaware  19890
Attention:  Guy Scarpaci                   Attention:  Corporate Trust
                                                       Administration

If to the Managing Owner or the Trust:
Prudential Securities Futures
  Management Inc
One New York Plaza, 13th Floor
New York, New York 10292-2013
Attention:   Joseph A. Filicetti and
             Eleanor L. Thomas
Facsimile:  (212) 778-3694

in any case with a copy to each of:

Fred M. Santo, Esq.                  David Buchalter
Rosenman & Colin LLP                 Prudential Securities Inc.
575 Madison Avenue                   One Seaport Plaza, 28th Fl.
New York, New York  10022            199 Water Street
Facsimile:  (212) 940-7052           New York, New York  10292
                                     Facsimile:  (212) 214-6150

If to the Advisor:                   with a copy to:

Campbell & Company, Inc.             Sidley & Austin
219 West Pennsylvania Avenue         875 Third Avenue
Suite 770                            New York, New York 10022
Towson, Maryland  21204              Attention:  Michael J. Schmidtberger, Esq.
Attention:  Theresa D. Livesey       Facsimile:  (212) 906-2021
Facsimile:  (410) 842-4702

14. Governing Law. This Agreement shall be deemed to be made under the laws of the State of New York applicable to contracts made and to be performed in that State and shall be governed by and construed in accordance with the laws of that State, without regard to the conflict of laws principles.

15. Arbitration, Remedies. Each party hereto agrees that any dispute relating to the subject matter of this Agreement shall be settled and determined by arbitration in the City of New York pursuant to the rules of NFA or, if NFA should refuse to accept the matter, the American
Arbitration Association. The parties also agree that the award of the arbitrators shall be final and may be enforced in the courts of New York and in any other courts having jurisdiction over the parties.

16. Assignment. This Agreement may not be assigned by any party without the express prior written consent of each of the other parties hereto.

17.   Amendment or Modification or Waiver.  This
Agreement may not be amended or modified except by the written consent of each of the parties hereto.

18. Successors. Except as set forth in Section 10 of this Agreement, this Agreement is made solely for the benefit of and shall be binding upon the Trust, the Managing Owner, Prudential Securities, the Advisor and the respective successors and permitted assigns of each of them, and no other person shall have any right or obligation under this Agreement. The terms "successors" and "assigns" shall not include any purchasers, as such, of Interests.

19. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

20. No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

21. No Liability of Limited Owners. This Agreement has been made and executed by and on behalf of the Trust and the Managing Owner, and the obligations of the Trust and/or the Managing Owner set forth in this Agreement are not binding upon any of the Limited Owners individually, but rather, are binding only upon the assets and property of the Trust and, to the extent provided herein, upon the assets and property of the Managing Owner.

22. Headings. Headings to the Sections in this Agreement are for the convenience of the parties only and are not intended to be or to affect the meaning or interpretation of this Agreement.

23. Complete Agreement. Except as otherwise provided herein, this Agreement and the Advisory
Agreement constitute the entire agreement among the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding upon the parties hereto.

24. Counterparts. This Agreement may be executed in one or more counterparts, all of which, when taken together, shall be deemed to constitute one original instrument.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                           PRUDENTIAL SECURITIES INCORPORATED
                           By:
                              Name:
                              Title:

                           PRUDENTIAL SECURITIES FUTURES
                           MANAGEMENT INC.
                           By:
                              Name:   Eleanor L. Thomas
                              Title:   Executive Vice President

                           WORLD MONITOR TRUST II
                           By:   PRUDENTIAL SECURITIES FUTURES
                                 MANAGEMENT INC., as Managing Owner

                           By:
                              Name:   Eleanor L. Thomas
                              Title:   Executive Vice President


                           WILMINGTON TRUST COMPANY
                           By:
                              Name:   Theresa D. Livesey
                              Title:   Chief Financial Officer

                           CAMPBELL & COMPANY, INC.
                           By:
                              Name:   Theresa D. Livesey
                              Title:   Chief Financial Officer

                                            Exhibit A

                        Consent

The undersigned Advisor has reviewed the Prospectus dated ______________________, 1999 of World Monitor
Trust II with respect to the information contained therein relating to the undersigned Advisor and, in accordance with the Representation Agreement among us dated as of the _____ day of September, 1999
("Representation Agreement"), hereby consents to all provisions to which it is required to consent pursuant to the Representation Agreement and also consents to the distribution of such Prospectus.

                           CAMPBELL & COMPANY, INC.

                           By:
                              Name:   Theresa D. Livesey
                              Title:   Chief Financial Officer